                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                          Date of Report: July 21, 2004



                               F.N.B. CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)


         Florida                                  001-31940                25-1255406
         -------                                  ---------                ----------
     (State of Incorporation)                    (Commission              (IRS Employer
                                                 File Number)           Identification No.)


One F.N.B. Boulevard, Hermitage, Pennsylvania                                 16148
---------------------------------------------                                -------
   (Address of principal executive offices)                                 (Zip code)


                                 (724) 981-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
          (Former name or former address, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS


               EXHIBIT NO.            DESCRIPTION OF EXHIBIT
               -----------            ----------------------

               99.1                   Press release dated July 21, 2004 with
                                      respect to F.N.B. Corporation's financial results for the quarter ended June 30, 2004.


ITEM 12.       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

               On July 21, 2004, the Registrant announced financial results for the quarter ended June 30, 2004. A copy of the press release announcing the Registrant's results for the quarter ended June 30, 2004, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          F.N.B. CORPORATION
                                          (Registrant)



                                          By:    /s/ Brian F. Lilly
                                                 -------------------------------
                                          Name:  Brian F. Lilly
                                          Title: Chief Financial Officer
                                                 (Principal Financial Officer)



Dated: July 21, 2004


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